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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 31, 2001

                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)

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          Delaware                        0-19771                  22-2786081
(State or Other Jurisdiction      (Commission file Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

       200 Route 17, Mahwah, New Jersey                      07430
    (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (201) 529-2026

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Item 5. Other Events and Regulation FD Disclosure.

     On October 31, 2001, Data Systems & Software Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

       (c) Exhibits.

Exhibit No.                                   Description
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99.1                              Press Release dated October 31, 2001


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DATA SYSTEMS & SOFTWARE INC.


                                         BY:     s/Sheldon Krause
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                                                 Sheldon Krause
                                                 Secretary